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                                                                   EXHIBIT 10.18

                       FIRST AMENDMENT TO LOAN INSTRUMENTS

     This FIRST AMENDMENT TO LOAN INSTRUMENTS (this "Amendment"), dated as of August 9, 2001, is among RED ROBIN GOURMET BURGERS, INC., a Delaware corporation ("Holding Company"), RED ROBIN INTERNATIONAL, INC., a Nevada corporation ("Red Robin"), RED ROBIN DISTRIBUTING COMPANY, INC., a Colorado corporation ("RR Distributing Sub"), RED ROBIN WEST, INC., formerly Red Robin Holding Co., Inc., a Nevada corporation ("RR West Sub"), RED ROBIN OF BALTIMORE COUNTY, INC., a Maryland corporation ("RR Baltimore Sub"), RED ROBIN OF MONTGOMERY COUNTY, INC., a Maryland Corporation ("RR Montgomery Sub"), RED ROBIN OF ANNE ARUNDEL, COUNTY, INC., a Maryland corporation ("RR Anne Arundel Sub" which together with Red Robin, RR Distributing Sub, RR West Sub, RR Baltimore Sub and RR Montgomery Sub is referred to herein as "Original Borrowers") and FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), in its individual capacity and as agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein are defined in Section 2 below).

                                    RECITALS:

     A. Original Borrowers, Agent and Lenders entered into a Loan Agreement dated as of September 6, 2000 (the "Loan Agreement") pursuant to which Lenders agreed to make loans and other financial accommodations to Original Borrowers.

     B. Concurrently herewith, (i) the Corporate Reorganization is being consummated, pursuant to which, among other things, Holding Company will become the sole holder of all the capital stock, options, warrants and other rights to acquire capital stock of Red Robin, and (ii) Red Robin formed RR Montgomery Sub.

     C. Original Borrowers desire to cause Holding Company and RR Montgomery Sub to join with and into the Loan Instruments as additional borrowers together with Original Borrowers. Original Borrowers, together with Holding Company and RR Montgomery Sub are referred to herein as "Borrowers."

     D. Agent and Lenders are willing to agree to the requests of Borrowers, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, Borrowers, Agent and Lenders agree as follows:

     1. Incorporation of Recitals. The Recitals set forth above are incorporated
        -------------------------
herein, are acknowledged by Borrower to be true and correct and are made a part hereof.

     2. Definitions. All capitalized terms used but not elsewhere defined herein
        -----------
shall have the respective meanings ascribed to such terms in the Loan Agreement, as amended by this Amendment.

     3. Joinder. Each of Holding Company and RR Montgomery Sub (i) joins into
        -------
each of the Loan Instruments executed by Original Borrowers and agrees to become a party thereto with the same force and effect as if it had been an original signatory thereto, (ii) agrees to be bound by all of the terms and conditions set forth in the Loan Instruments as if it were a Borrower, and (iii) accepts and assumes all Indebtedness heretofore, now and hereafter arising as a result of its joinder into the Loan Instruments, including, without limitation, the obligation to pay and perform Borrowers' Obligations. In furtherance of

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the foregoing, each of Holding Company and RR Montgomery Sub hereby agrees to be bound as a "Debtor" under the terms of that certain Security Agreement dated as of September 6, 2000 among the Original Borrowers and Agent (the "Security Agreement"), and further grants to Agent as Secured Party thereunder a security interest in all Property of such Debtor pursuant to the terms of the Security Agreement. Each Original Borrower consents to the foregoing joinder by Holding Company into the Loan Instruments.

     4. Amendments to Loan Instruments. The Loan Agreement and the other Loan
        ------------------------------
Instruments are amended as set forth below:

          4.1 Section 1.1 of the Loan Agreement. Section 1.1 of the Loan
              ---------------------------------
     Agreement is amended by deleting the current versions of the definitions listed below and substituting the following definitions therefor:

               Borrowers: Holding Company, Red Robin, RR Distributing Sub, RR
               ---------
          West Sub, RR Baltimore Sub, RR Anne Arundel Sub, RR Montgomery Sub and each Additional Borrower.

               Equity Instruments: the articles of incorporation and by-laws of
               ------------------
          each Borrower, the Registration Rights Agreement, the Holding Company Stock Option Plan and all other similar documents and instruments entered into with respect to the Borrower Equity Interests as of the Closing Date.

               Equity Interests: collectively, all of the issued and outstanding
               ----------------
          capital stock of, partnership interests in, limited liability company membership interests in and other equity interests in Holding Company and each of its direct and indirect Subsidiaries and all warrants, options and other rights to purchase capital stock of, partnership interests in, limited liability company membership interests in and other equity interests in Holding Company and each of its direct and indirect Subsidiaries.

               GE Indebtedness Liens: the Liens on the Excluded Personal
               ---------------------
          Property and the Excluded Leases of the Existing Stores located at 2230 Southgate Road, Colorado Springs, Colorado (Site No. 15), 3909 Factoria Boulevard S.E., Bellevue, Washington (Site No. 147), 2575 South Decatur Boulevard, Las Vegas, Nevada (Site No. 148), 725 West Main, Spokane, Washington (Site No. 151), 1300 West Sunset Road #2545, Henderson, Nevada (Site No. 152), 40820 Winchester Road #1070, Temecula, California (Site No. 158), 1553 Rio Road East, Charlottesville, Virginia (Site No. 157) and 428 Plaza Drive, West Covina, California (Site No. 160), and the Liens on the Excluded Personal Property and Borrower's fee simple estate in the Excluded Real Estate located at 10101 Brook Road, Glen Allen, Virginia (Site No. 153) now or hereafter granted to secure the GE Indebtedness.

               Holding Company: Red Robin Gourmet Burgers, Inc., a Delaware
               ---------------
          corporation formed after the Closing Date to hold all of the Red Robin Capital Stock.

               Obligors: each Borrower.
               --------

               Pledge Agreements: the Borrower Subsidiary Pledge Agreement, the
               -----------------
          RR Montgomery Sub Pledge Agreement and the Substitute Pledge
          Agreement.

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               Registration Rights Agreement: that certain Registration Rights
               -----------------------------
          Agreement dated as of May 11, 2000 by and among Red Robin and certain holders of its common shares, as amended by that certain First Amendment to Registration Rights Agreement dated as of August 9, 2001.

               Shareholders Agreement: that certain Amended and Restated
               ----------------------
          Shareholders Agreement dated as of August 9, by and among Holding Company, Red Robin, Skylark Company, Ltd, a Japan corporation, RR Investors, RR Investors II, Snyder and certain other shareholders.

               Substitute Pledge Agreement: the Pledge Agreement dated as of
               ---------------------------
          August 9, 2001 by and between Holding Company and Agent.

          4.2 Section 1.1 of the Loan Agreement. Section 1.1 of the Loan
              ---------------------------------
     Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

               First Amendment: the First Amendment to Loan Instruments dated as
               ---------------
          of August 9, 2001 by and between Borrowers and Agent.

               First Amendment Effective Date: August 9, 2001.
               ------------------------------

               RR Montgomery Sub: Red Robin of Montgomery County, Inc.
               -----------------

               RR Montgomery Sub Pledge Agreement: the pledge agreement dated as
               ----------------------------------
          of August 9, 2001 by and between RR Montgomery Sub and Agent.

               RR West Sub: Red Robin West, Inc.
               -----------

          4.3 Section 1.1 of the Loan Agreement. Section 1.1 of the Loan
              ---------------------------------
     Agreement is hereby amended by deleting the definitions of "Red Robin Stock Option Plan," "RR Holding Sub" and "Red Robin Pledge Agreement."

          4.4 Section 5.5.1 of the Loan Agreement. Section 5.5.1 of the Loan
              -----------------------------------
     Agreement is deleted in its entirety and the following is inserted therefor:

               "5.5.1 Business and Property. Holding Company is not engaged, and
                      ---------------------
          as of the First Amendment Effective Date does not propose to engage, in any business activity other than the Restaurant Business and the ownership of the Equity Interests of Red Robin. Red Robin is not engaged, and as of the First Amendment Effective Date does not propose to engage, in any business activity other than the Restaurant Business and the ownership of the Equity Interests of the other Borrowers and the Inactive Subsidiaries. No other Borrower is engaged or, as of the First Amendment Effective Date, proposes to engage, in any business activity other than the Restaurant Business. Except as set forth on
          Schedule 5.5.1, no Inactive Subsidiary (i) engages, or proposes to engage, in any business activity, (ii) owns any material Property or
          (iii) has any material Indebtedness. Holding Company has no direct Subsidiaries other than Red Robin. Red Robin has no Subsidiaries other than the other Borrowers and the Inactive Subsidiaries. Except as set forth on Schedule 5.5.1, no other Borrower has any Subsidiaries. Each Borrower owns all Property and holds all Leases,

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          Licenses and Operating Agreements required to conduct its business as now conducted."

          4.5 Section 7.4 of the Loan Agreement. Section 7.4 of the Loan
              ---------------------------------
     Agreement is deleted in its entirety and the following is inserted therefor:

               "7.4 Contingent Liabilities. Assume, guarantee, endorse,
                    ----------------------
          contingently agree to purchase, become liable in respect of any letter of credit, or otherwise become liable upon the obligation of any Person, except for the guaranty of a Borrower's obligations under a Lease by Holding Company, liabilities arising from the endorsement of negotiable instruments for deposit or collection, or similar transactions in the ordinary course of business.

          4.6 Section 8.1.10 of the Loan Agreement. Section 8.1.10 of the Loan
              ------------------------------------
     Agreement is deleted in its entirety and the following is inserted therefor:

               "8.1.10 Change in Management or Control. If at any time (i)
                       -------------------------------
          Snyder shall cease to devote his full business time and effort to the day-to-day management of the operations and affairs of Borrowers, (ii) Holding Company shall cease to own and control, directly or indirectly, all of the Borrower Subsidiary Capital Stock and Red Robin Capital Stock, (iii) Snyder and one or more Quad-C Entities shall cease to (A) own and control a majority of Holding Company Capital Stock or (B) have the ability to appoint a majority of the Board of Directors of Holding Company and Red Robin, or (iv) the control and veto rights granted to directors designated by Skylark Company, Ltd under the Shareholders Agreement are expanded."

          4.7 Loan Agreement. The Loan Agreement is amended by deleting each
              --------------
     reference to Red Robin Holding Co., Inc. and inserting Red Robin West, Inc. in its place, and by deleting each reference to RR Holding Sub and inserting RR West Sub in its place.

          4.8 Schedules to the Loan Agreement. The Loan Agreement is hereby
              -------------------------------
     amended by substituting Schedule 5.3.1 attached hereto for the current version of Schedule 5.3.1 to the Loan Agreement.

     5. Conditions to Effectiveness. The effectiveness of this Amendment shall
        ---------------------------
be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to Lenders:

          5.1 Delivery of Documents. The following shall have been delivered to
              ---------------------
     Agent, each duly authorized and executed and each in form and substance satisfactory to Lenders:

               (a) this Amendment;

               (b) the Substitute Pledge Agreement;

               (c) the RR Montgomery Sub Pledge Agreement;

               (d) a good standing certificate for each Borrower from the State in which each such Borrower is organized and each State in which any Store owned or operated by such Borrower is located, each dated a recent date prior to the Effective Date;

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               (e) certified copies of (i) the articles or certificate of incorporation of each Borrower, together with all amendments thereto, certified by the Secretary of State of the State in which such Borrower is located as of recent date prior to the Effective Date;
          (ii) the by-laws of each Borrower certified as of the Effective Date by the corporate secretary of such Borrower, and (iii) resolutions adopted by the board of directors of each Borrower authorizing the execution and delivery of the First Amendment and the related documents and the consummation of the transactions contemplated thereby, certified as of the Effective Date by the corporate secretary of such Borrower;

               (f) signature and incumbency certificates of the officers of each Borrower;

               (g) a certificate of merger from the Delaware Secretary of State and the Nevada Secretary of State reflecting the consummation of the merger of RR Merger Sub with and into RRI, certified by the Delaware Secretary of State and the Nevada Secretary of State, as applicable and copies of such of the merger instruments as are required to be and in fact were filed with the Delaware Secretary of State of State and the Nevada Secretary of State in connection with the merger;

               (h) certified copies or originals of the following:

                    (1) the First Amendment to Escrow Agreement;

                    (2) the Shareholder Agreement;

                    (3) the Registration Rights Agreement;

                    (4) such landlord consents to the Corporate Reorganization as are required by each Lease;

                    (6) the Corporate Reorganization Documents; and

               (i) such other instruments, documents, certificates, consents, waivers and opinions as Lenders reasonably may request.

          5.2 Performance; No Default. Each Obligor shall have performed and
              -----------------------
     complied with all agreements and conditions contained in the Loan Instruments to be performed by or complied with by it, and no Event of Default or Incipient Default shall exist.

          5.3 Material Adverse Effect. No event shall have occurred since
              -----------------------
     September 6, 2000 which has had or could have a Material Adverse Effect.

     The date on which all of the conditions set forth in this Paragraph 4 have been satisfied is referred to herein as the "Effective Date."

     6. References. From and after the Effective Date, (i) all terms used in the
        ----------
Loan Instruments which are defined in the Loan Agreement shall be deemed to refer to such terms as amended by this Amendment and (ii) all references in the Loan Agreement and the other Loan Instruments to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended by this Amendment.

     7. Representations and Warranties. Each Borrower hereby confirms to Agent
        ------------------------------
and Lenders that the representations and warranties set forth in the Loan Instruments, as amended by this

Amendment and expect as previously disclosed to Agent in writing, to which such Borrower is a party are true and correct in all material respects as of the date hereof, and shall be deemed to be remade as of the date hereof. Each Borrower represents and warrants to Agent and Lenders that (i) such Borrower has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder, (ii) upon the execution and delivery hereof, this Amendment will be valid, binding and enforceable upon such Borrower in accordance with its terms, (iii) the execution and delivery of this Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) its articles of incorporation or by-laws, or (B) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which such Borrower is a party or is bound or which is binding upon or applicable to all or any portion of such Borrower's Property and (iv) as of the date hereof no Incipient Default or Event of Default exists.

     8. Costs and Expenses. Borrowers agree to reimburse Agent and Lenders for
        ------------------
all fees and expenses incurred in the preparation, negotiation and execution of this Amendment and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of counsel for Agent and Lenders.

     9. No Further Amendments; Ratification of Liability. Except as amended
        ------------------------------------------------
hereby, the Loan Agreement and each of the other Loan Instruments shall remain in full force and effect in accordance with its respective terms. Each Borrower hereby ratifies and confirms its liabilities, obligations and agreements under the Loan Agreement and the other Loan Instruments, all as amended by this Amendment, and the Liens created thereby, and acknowledges that (i) it has no defenses, claims or set-offs to the enforcement by Agent or Lenders of such liabilities, obligations and agreements, (ii) Agent and each Lender have fully performed all obligations to such Borrower which it may have had or has on and as of the date hereof and (iii) other than as specifically set forth herein, Lenders (A) expressly reserve and preserve all of their rights and remedies under the Loan Agreement and the other Loan Instruments and (B) do not waive, diminish or limit any term or condition contained in the Loan Agreement or the other Loan Instruments. Lenders' agreement to the terms of this Amendment or any other amendment of the Loan Agreement shall not be deemed to establish or create a custom or course of dealing among Lenders and Borrowers. The Loan Instruments, as amended by this Amendment, contain the entire agreement among Lenders and Borrowers with respect to the transactions contemplated hereby.

     10. Counterparts; Facsimile Execution. This Amendment may be executed in
         ---------------------------------
one or more counterparts, each of which shall be deemed an original and by facsimile , and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     11. Further Assurances. Borrowers covenant and agree that they will at any
         ------------------
time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by Lenders in order to effectuate fully the intent of this Amendment.

     12. Severability. If any term or provision of this Amendment or the
         ------------
application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Amendment.

     13. Captions. The captions in this Amendment are inserted for convenience
         --------
of reference only and in no way define, describe or limit the scope or intent of this Amendment or any of the provisions hereof.

     14. Governing Law. This Amendment shall be construed in accordance with and
         --------------
governed as to validity, interpretation, construction, effect and in all other respects by the laws and decisions of the State of Arizona. For purposes of this
Section 14, this Amendment shall be deemed to be performed and made in the State
----------
of Arizona.

                [remainder of this page intentionally left blank]

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     IN WITNESS WHEREOF, this Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                      RED ROBIN GOURMET BURGERS, INC., a
                                      Delaware corporation


                                             /s/ Michael J. Snyder
                                             -----------------------------------
                                      Name:  Michael J. Snyder
                                      Title: Chief Executive Officer & President


                                      RED ROBIN INTERNATIONAL, INC., a Nevada
                                      corporation


                                             /s/ Michael J. Snyder
                                             -----------------------------------
                                      Name:  Michael J. Snyder
                                      Title: Chief Executive Officer & President


                                      RED ROBIN DISTRIBUTING COMPANY, INC., a
                                      Colorado corporation


                                             /s/ Michael J. Snyder
                                             -----------------------------------
                                      Name:  Michael J. Snyder
                                      Title: Chief Executive Officer & President


                                      RED ROBIN WEST, INC., a Nevada corporation


                                             /s/ Michael J. Snyder
                                             -----------------------------------
                                      Name:  Michael J. Snyder
                                      Title: Chief Executive Officer & President


                                      RED ROBIN OF BALTIMORE COUNTY, INC., a
                                      Maryland corporation


                                             /s/ John W. Grant
                                             -----------------------------------
                                      Name:  John W. Grant
                                      Title: President


                                      RED ROBIN OF ANNE ARUNDEL COUNTY,
                                      INC., a Maryland corporation


                                             /s/ John W. Grant
                                             -----------------------------------
                                      Name:  John W. Grant
                                      Title: President

                                      RED ROBIN OF MONTGOMERY COUNTY, INC.,
                                      a  Maryland corporation


                                             /s/ John W. Grant
                                             -----------------------------------
                                      Name:  John W. Grant
                                      Title: President

                                      FINOVA CAPITAL CORPORATION, a Delaware
                                      corporation


                                      By:    /s/ Bernice H. Carr
                                             -----------------------------------
                                      Name:  Bernice H. Carr
                                      Title: Vice President
                                             Contract Administration

                                       -9-

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                            List of Omitted Schedule
                            ------------------------

The following schedule to the First Amendment to Loan Instruments has been omitted and shall be furnished supplementally to the Commission upon request:

Schedule 5.3.1  -   Equity Interests